82955 5/02
Prospectus Supplement
dated May 13, 2002 to:
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Putnam Convertible Income-Growth Trust
Prospectuses dated February 28, 2002

The following replaces the second sentence of the paragraph under the heading "Main Investment Strategies - Convertible Securities":

Under normal circumstances, we invest at least 80% of the fund's net assets in convertible securities.